A Swiss           THE SWISS
                          Investments         HELVETIA
                             Fund             FUND, INC.
                                             www.swz.com








THE SWISS HELVETIA FUND, INC.
     Executive Offices
The Swiss Helvetia Fund, Inc.
     630 Fifth Avenue
        Suite 915
New York, New York 10111-0001
      1-888-SWISS-00                             Annual Report
      (212) 332-2760                           For the Year Ended
    http://www.swz.com                          December 31, 1999

                         THE SWISS HELVETIA FUND, INC.

Directors and Officers


Paul Hottinguer                            Stephen K. West, Esq.
Chairman and                               Director
Chief Executive Officer
                                           Samuel B. Witt III, Esq.
Eric R. Gabus                              Director
Vice Chairman
(Non officer)                              Rodolphe Hottinger
                                           President and
Alexandre de Takacsy                       Chief Operating Officer
Director
                                           Rudolf Millisits
Claude Frey                                Vice President
Director
                                           Edward J. Veilleux
Baron Hottinger                            Vice President and Treasurer
Director
                                           Paul R. Brenner, Esq.
Claude Mosseri-Marlio                      Secretary
Director

Didier Pineau-
Valencienne
Director



Investment Advisor
Hottinger Capital Corp.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
(212) 332-7930

Administrator
Investment Company Capital Corp.

Custodian
PFPC Trust Company

Transfer Agent
PFPC,Inc.
(800) 852-4750

Legal Counsel
Paul R. Brenner, Esq. and
Salans Hertzfeld Heilbronn
Christy & Viener

Independent Auditors
Deloitte & Touche LLP




The Investment Advisor

The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer which was formed in Paris in 1786, and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Geneva and the Bahamas.

Executive Offices
The Swiss Helvetia Fund, Inc.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

For inquiries and reports:
1-888-SWISS-00 (1-888-794-7700)
Fax (212)332-7931

Website Address
http://www.swz.com


The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated daily by 6:00 P.M. (Eastern Standard Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday edition of THE NEW YORK TIMES.

For Dividend Reinvestment Information, see page 20.

                         THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Economic Developments During the Fourth Quarter of
1999.

Y2K
         While most analysts had expected at least some disruptions in the supply chain of manufactured goods, especially in the emerging markets, Y2K concerns turned out to be a non-event. Therefore, the expected drag on the global economy that the Y2K bug was supposed to induce can now be, to a great extent, ruled out, opening the possibilities of upward revisions of world economic activity in the year ahead. However, some precautionary inventories built up during the last quarter of 1999, will first have to be worked down during the first quarter of 2000.

Economic Growth Strengthened Further in Europe
         A combination of lasting growth in the United States, a sustainable recovery in Asia and a weak Euro boosted European and Swiss exports. This was confirmed by the data of the European current account where the deficit at the beginning of the year (weak exports and strong imports due to a surge in oil prices) became a surplus during the last part of 1999. In addition, the picture in France and Spain has improved by reason of stronger domestic growth.

Swiss Economy
         The economy confirmed its recovery during the last quarter of 1999. The unemployment rate remained low at 2.50%, exports remained very healthy and the consumer price index was up 1.70% in December year-over-year, mainly as the result of higher energy prices.

Currency Fluctuation and Interest Rates
         The Swiss Franc followed the Euro in its downward move against the U.S. dollar. This parallel movement of the Franc and Euro has its roots in the fact that Switzerland is in the same economic cycle as the rest of Europe, lagging the US cycle, and that the Swiss and European monetary policies are very similar.

         The deflation which the world economy experienced during 1998 brought interest rates to a very low historical level. This has now been reversed and interest rates have risen to reflect the global economic recovery in 1999.

         In Switzerland, the yield on the long bond moved from 2.35% at the beginning of the year to 3.68% at year's end.

Economic Outlook
         Japan and China remain the question marks. They will most likely see very moderate growth in their economies, which will dampen an otherwise strong outlook for the world economy. Their limited economic growth, however, will help in keeping the re-inflation cycle from accelerating.

                         THE SWISS HELVETIA FUND, INC.

         Europe will benefit from stronger consumer confidence, more infrastructure construction and strengthening exports to South East Asia. European fiscal policy should be more favorable for economic growth. In addition, the access to capital markets for mergers & acquisitions and project financing has been greatly improved by the creation of the Euro. During the last twelve months, a Pan-European bond market has been created. In 1999, 45% of all international bonds were issued in Euros compared with only 22% in 1998 in all the currencies now tied to the Euro.

         The Swiss economy will benefit from these developments since Euroland is its main trading partner. Private consumption will probably remain robust because of the lasting support from low unemployment (the 1999 decline in unemployment should be followed by a steady but less impressive downward trend in 2000). Capital spending should be a big positive for 2000 especially with the awakening of the construction sector. However, the main contributor to economic activity should again be exports which are expected to accelerate further in 2000.

Swiss Market in Review
         The performance of the broader market as measured by the Swiss Performance Index (SPI) was disappointing when compared to its European peers and the United States main indices. The Euro served as an accelerator for corporate restructuring in Euroland. The volume of mergers and acquisitions was high in absolute and comparative terms with announced transactions exceeding $1.213 trillion which was 36% of global mergers and acquisitions volume last year, up from 23% in 1998. The onset of the Euro capital market started to impose a new discipline on corporations and governments, with Euroland moving closer to the "Free Market" model present at the core of the U.S Economic System. These transformations were rewarded in 1999 by higher multiples for equity prices in most of Europe. In addition, the pick-up in the economic activity helped the cyclical stocks.

         Switzerland did not fully participate in this rally because corporate restructuring had started some years earlier, lessening the catch-up effect.

         Furthermore, the Swiss Performance Index being a capitalization weighted index, is heavily influenced by the behavior of the stocks of the large multinational companies, namely, the pharmaceuticals, the banks and the insurance companies. The relative valuation of these sectors was brought down in 1999 by higher interest rates and by these sectors' insensitivity to the economic cycle. A closer look at the performance of the different segments of the market makes this point clear.

                         THE SWISS HELVETIA FUND, INC.

Comparative Performance in 1999 and 1998 by Sector Stated as a Percentage in Swiss Franc Terms:

                                                   % of total market
                                       %Increase  12/31/99   12/31/98
------------------------------------------------------------------------
  Electrical Engineering &
    Electronics                         +92.02%      8.2%       3.0%
  Miscellaneous Services                +60.82%      5.4%       7.4%
  Building Material &
    Construction                        +43.79%      2.0%       1.7%
  Miscellaneous Industrials             +36.78%      2.9%       2.4%
  Machinery                             +31.50%      2.0%       1.7%
  Retailers                             +29.50%      0.7%       0.5%
  Banks                                 +20.34%     18.7%      18.2%
  Utilities                              +4.08%      0.6%       0.7%
  Chemicals &
    Pharmaceuticals                      +0.48%     35.4%      39.3%
  Foods                                  -1.34%     11.1%      13.2%
  Transportation                         -4.87%      0.5%       0.8%
  Insurance                              -8.17%     10.5%      13.2%
------------------------------------------------------------------------

The Swiss Helvetia Fund Performance
         The Fund, while maintaining a conservative low risk profile, was nonetheless able to achieve a total return for its net asset value above the return of the Swiss Performance Index by a margin of over 3% in Swiss Franc terms.


Total Return Performance Based
on Net Asset Value Per Share*                 U.S.              Swiss
for the period ended 12/31/99                Dollars            Francs
--------------------------------------------------------------------------
  Swiss Performance Index                    (3.69%)             11.69%
  The Swiss Helvetia Fund based on           (1.09%)             14.70%
    Net Asset Value
  The Swiss Helvetia Fund based on           (7.06%)              7.78%
    Market Price
--------------------------------------------------------------------------
*Past performance is not an indicator of future results. These figures assume the reinvestment of dividends and capital gains distributions.


The Swiss Helvetia Fund--Portfolio Holdings per Industry
As of December 31, 1999
------------------------------------------------------------------------
Life Sciences                                                18.3%
Pharmaceuticals                                              17.4
Banks                                                        14.6
Food & Luxury Goods                                          12.4
Insurance                                                    10.7
Electrical Engineering & Electronics                          9.5
Miscellaneous Services                                        6.6
Building Contractors & Materials                              3.3
Chemicals                                                     3.2
Machinery                                                     3.2
Retailers                                                     2.1
Miscellaneous Industries                                      1.6
Telecommunications                                            1.4
Transport                                                     0.4
Cash and Equivalents                                         (4.7)
------------------------------------------------------------------------
Total                                                       100.0%
------------------------------------------------------------------------


Corporate Activity During the Quarter
         Swiss companies sustained their efforts to improve shareholder value and expand internationally. The most noticeable example was the announced spin-offs of Novartis' agribusiness and Roche's fragrance and flavor business, both of which allow the Swiss drug makers to focus on their core pharmaceutical activity and to free resources for potential corporate activity benefiting their healthcare divisions.

ABB
         The company announced that it would sell its nuclear-electrical-engineering business to British Nuclear Fuels Ltd. for $485 million as it exits the power-generation business.

                         THE SWISS HELVETIA FUND, INC.


The Swiss Helvetia Fund--Ten Largest Holdings (in U.S. dollars)
As of December 31, 1999

-------------------------------------------------------------------------------
                                                                      % of
                                       Cost         Market Value    Net Assets
-------------------------------------------------------------------------------
 1.   Novartis Ltd.               $ 30,098,514    $  76,314,105        18.3%
 2.   Roche Holdings Ltd.           15,895,280       67,029,691        16.1
 3.   Nestle AG                     17,348,232       49,437,575        11.9
 4.   Credit Suisse Group            7,207,699       22,250,957         5.3
 5.   ABB Ltd.                      13,027,946       21,393,039         5.1
 6.   Swiss Reinsurance
      Company                        5,838,682       20,532,296         4.9
 7.   Zurich Allied Ltd.             5,196,372       18,238,654         4.4
 8.   UBS AG                         5,933,331       17,004,582         4.1
 9.   Adecco SA                      5,142,887       11,675,350         2.8
10.   Holderbank Financiere
      Glarus AG                      7,136,284       10,947,210         2.6
-------------------------------------------------------------------------------
      Total                       $112,825,227     $314,823,459        75.5%
-------------------------------------------------------------------------------


The Swiss Helvetia Fund--
Ten Issues Having Greatest Appreciation in 1999(1)

                                     Market Price   Market Price
                                        per share      per share
                                        in U.S. $      in U.S. $             %
                                            as of          as of  Appreciation
                                         12/31/98       12/31/99       1998-99
------------------------------------------------------------------------------
 1.   PubliGroupe Ltd. (P)                    306            989       223.20%
 2.   Swisslog Holding AG (R)                  95            292       207.37
 3.   Mikron Holding AG (R)                   200            439       119.50
 4.   Bon Appetit Holding AG (R)              545            989        81.47
 5.   Adecco SA (B)                           456            778        70.61
 6.   Compagnie Financiere
      Richemont AG (B)                      1,414          2,385        68.67
 7.   Saia-Burgess
      Electronics Holding AG (R)              248            352        41.94
 8.   Ares Serono SA (B)                    1,584          2,134        34.72
 9.   Komax Holding Ltd. (R)                  502            665        32.47
10.   Credit Suisse Group (R)                 157            199        26.75


(1) Among issues held for the full year.
(B) Bearer Shares
(R) Registered Shares
(P) Participation Certificates
------------------------------------------------------------------------------


Ciba Specialty
         The company sold its Performance Poly-mers division to Morgan Grenfell Private Equity for a price of Sfr 1.845 bn. The transaction is expected to close during the first quarter of 2000.

Swiss Re
         The Swiss company has agreed to buy Underwriters Re, the property and casualty reinsurance operations of Alleghany Corp. for approximately $725 million.

Zurich Allied
During its Analysts' Day meetings held in London, the Company announced that it intends to submit a filing for listing on the New York Stock Exchange during 2000.

Outlook for the Swiss Market
         As mentioned in the last Quarterly Report, the Swiss market, due to its defensive nature, benefited less than its European peers from earnings acceleration and was more penalized by rising interest rates. As interest rate fears recede during 2000, the Swiss market is expected to close the valuation gap with the rest of Europe.

         Insurance and reinsurance companies will benefit from a better pricing environment that started to take place during the last quarter of 1999, after having suffered from the high occurrence of natural catastrophes last year (e.g., snow storm in Europe, avalanches and flooding, earthquakes in Turkey and Taiwan).

                         THE SWISS HELVETIA FUND, INC.

         The investment banking activity of the main Swiss financial institutions should, despite strong competition, be in a position to increase the volume of their fees because the wave of mergers and acquisitions that Europe saw last year is expected to continue. In addition, mutual funds and private banking businesses are poised to benefit from the onset of a much stronger individual equity culture.

         Pharmaceutical companies have shown that they are ready to act in favor of enhancing shareholder value. In addition, the strong performance of new products already on the market (Tamiflu and Xenical for Roche) and the approval or filing for products with good potential (FDA approval of Trileptal, and FDA filing of Starlix for Type 2 diabetes for Novartis) places the Swiss pharmaceutical companies in a strong position when compared to their international peers.

         The cyclical sectors will benefit from the Asian recovery, the acceleration of activity in Europe, and continued strength in the U.S. economy.

         The mid-cap and small-cap sectors should again make a compelling investment case in 2000 and provide a favorable risk/return profile based on earnings growth potential and supportive valuations, especially in international terms.



----------------------------------------------------------------------------
Performance in 1999 Stated as a Percentage in Swiss Franc Terms:
                                       % of total market   % of total market
                         Performance     as of 12/31/99      as of 12/31/98
----------------------------------------------------------------------------
SPI Index                  +11.69%            100%                100%
----------------------------------------------------------------------------
Mid cap                    +23.53%           12.8%               11.6%
----------------------------------------------------------------------------
Small caps                 +45.78%            2.7%                2.2%
----------------------------------------------------------------------------


         In addition some interesting initial public offerings in the more growth-oriented sectors are expected to come to the market during 2000.

         Management believes that the Swiss market still offers valuable investment opportunities and will continue to use its efforts to deliver competitive consistent returns for the stockholders of the Fund.

Discount Developments

The Fund's Share Repurchase Program
         During 1999, the Fund repurchased 859,300 of its shares in open market transactions producing a net gain in net asset value for the Fund of $2,802,763.40.

         Despite this action, the discount to net asset value has widened from 16.10% on December 31, 1998 to 21.16% on December 31, 1999. Management will continue to promote stockholder value through the Share Repurchase Program and will continue its effort to make The Swiss Helvetia Fund a more transparent investment vehicle for its stockholders through better communication using direct channels such as the internet more aggressively.

                         THE SWISS HELVETIA FUND, INC.

         In December of 1999, The Board of Directors announced a continuation of the Fund's Share Repurchase Program for 2000 to purchase up to 2,000,000 shares of its common stock in open market transactions to be effected on the New York Stock Exchange. The Board of Directors and Management expect to make such purchases from time to time during the year 2000. The principal purpose of the Share Repurchase Program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio.

Sincerely,


/s/ Paul Hottinguer

Paul Hottinguer
Chairman and Chief Executive Officer



/s/ Rodolphe Hottinger

Rodolphe Hottinger
President and Chief Operating Officer


January 24, 2000

                         THE SWISS HELVETIA FUND, INC.

Review of Operations

Trading activity in 1999 involved changes in the following positions:

New Investments by the Fund
--------------------------------------------
Barry Callebaut Ltd.
Charles Voegele Holding AG
Feintool International Holding
Forbo Holdings SA
Geberit AG
Generali (Switzerland) Holding
Gretag-Imaging Holding AG
Logitech International SA
Lonza AG
Oz Holding AG
Sia Abrasives Holding AG
Sulzer AG
Tecan AG
The Swatch Group of Switzerland
Vontobel Holding Ltd.


Additions to Existing Investments
--------------------------------------------
ABB Ltd.
Ares Serono SA
Baer Holdings Ltd.
Baloise Holding
Bank Sarasin & Cie
Belimo Automation AG
Ciba Specialty Chemicals AG
Compagnie Financiere Richemont AG
Georg Fischer AG
Gurit-Heberlein AG
Holderbank Financiere Glarus AG
Lindt & Sprungli AG
Phoenix Mecano AG
Saia-Burgess Electronics Holding AG
SAirGroup
Schindler Holding AG
Sika Finanz AG
Swisscom AG
Valora Holding AG


Securities Disposed of
--------------------------------------------
Alusuisse-Lonza Group Ltd.
EMS Chemie Holding AG
Gretag-Macbeth Holding AG
Hero AG
Saurer Gruppe Holding
SIG Schweizerische Industrie-Gesellschaft Holding AG
Straumann Holding AG
Swissair Convertible Bond, 0.25%
Usego-Hofer Curti AG

                         THE SWISS HELVETIA FUND, INC.


Statement of Net Assets                                      December 31, 1999

                                                                                Percent
   No. of                                                     Value             of Net
   Shares                  Security                         (Note A)            Assets
-----------------------------------------------------------------------------------------
Common Stocks and Warrants - 104.7%

Banks - 14.6%

   3,200  Bank Sarasin & Cie
          Registered Shares                              $    6,487,979          1.6%
          A bank specializing in investment advisor
          services and portfolio management for
          private and institutional customers in
          Europe.
          (cost $3,599,372)

 112,000  Credit Suisse Group(1)
          Registered Shares                                  22,250,957          5.3
          A global financial services institution
          whose main holding is Credit Suisse.
          (cost $7,207,699)

   2,000  Julius Baer Holdings Ltd.
          Bearer Shares                                       6,038,541          1.4
          Banking group specializing in asset
          management, investment consulting and
          securities trading.
          (cost $3,660,089)

   1,500  Oz Holding AG
          Bearer Shares                                       1,553,575          0.4
          Provides brokerage and banking
          services, specializing in Swiss futures
          and options.
          (cost $1,365,178)

          UBS AG
  60,000  Warrants Expiring 6/30/00(2)                          821,041          0.2
          (cost $605,422)
  63,000  Registered Shares(1)                               17,004,582          4.1
          UBS AG results from the merger of
          Basel-based Swiss Bank Corp. and
          Zurich-based Union Bank of Switzerland.
          The group operates globally and has five
          core business units: Private Banking,
          Institutional Asset Management,
          Investment Banking, Private and
          Corporate Customers, and Private Equity.
          (cost $5,933,331)


                                                                                Percent
   No. of                                                     Value             of Net
   Shares                  Security                         (Note A)            Assets
-----------------------------------------------------------------------------------------
Banks - (continued)

   4,000  Valiant Holding AG
          Registered Shares                              $    1,740,004          0.4%
          The largest regional bank of Switzerland
          with activities focused on mortgage
          loans and commercial business with
          small and mid-sized companies.
          (cost $1,916,008)

   2,800  Vontobel Holding Ltd.
          Bearer Shares                                       5,132,132          1.2
          Provides investment, banking and
          consulting services to private and
          institutional customers.
          (cost $5,098,977)

                                                         --------------        -----
                                                             61,028,811         14.6

Building Contractors & Materials - 3.3%

   2,000  Forbo Holdings SA
          Registered Shares                                     941,560          0.3
          Manufactures building materials and
          decorative home products.
          (cost $854,298)

   5,000  Geberit AG
          Registered Shares(2)                                1,710,502          0.4
          Manufactures and supplies water supply
          pipes and fittings, installation systems,
          drainage and flushing systems for the
          commercial and residential construction
          markets.
          (cost $1,136,056)

   8,000  Holderbank Financiere Glarus AG(1)
          Bearer Shares                                      10,947,210          2.6
          Large cement producer with worldwide
          operations.
          (cost $7,136,284)

                                                         --------------        -----
                                                             13,599,272          3.3

                         THE SWISS HELVETIA FUND, INC.


Statement of Net Assets (continued)                          December 31, 1999

                                                                                Percent
   No. of                                                     Value             of Net
   Shares                  Security                         (Note A)            Assets
-----------------------------------------------------------------------------------------
Common Stocks and Warrants - (continued)

Chemicals - 3.2%

  28,000  Ciba Specialty Chemicals, Inc.
          Registered Shares                              $    2,047,580          0.5%
          Develops, manufactures and markets
          specialty chemical products worldwide.
          These products include additives,
          performance polymers, textile dyes,
          consumer care chemicals and
          pigments.
          (cost $1,029,819)

  11,000  Clariant AG
          Registered Shares                                   5,240,726          1.3
          Specializes in color chemistry and
          manufactures a range of dyestuffs,
          pigments, chemicals, additives and
          masterbatches for the textile, paper,
          leather, plastics, synthetic fibers and
          paint industries.
          (cost $2,813,989)

   2,000  Gurit-Heberlein AG
          Bearer Shares                                       1,192,643          0.3
          European market leader for wind screen
          bonding systems, ski based and optically
          pure thermoplastic sheeting for the auto
          industry.
          (cost $872,456)

   4,000  Lonza AG
          Registered Shares(2)                                2,430,481          0.6
          Produces chemicals, plastics, and
          energy.
          (cost $1,528,836)

   7,000  Sika Finanz AG
          Bearer Shares                                       2,284,853          0.5
          Leading producer of construction
          chemicals.
          (cost $1,877,743)
                                                         --------------        -----
                                                             13,196,283          3.2


                                                                                Percent
   No. of                                                     Value             of Net
   Shares                  Security                         (Note A)            Assets
-----------------------------------------------------------------------------------------
Electrical Engineering & Electronics - 9.5%

 175,000  ABB Ltd.(1)
          The holding company for ABB Asea               $   21,393,039          5.1%
          Brown Boveri Ltd. (ABB Group) which is
          one of the largest electrical engineering
          firms in the world.
          (cost $13,027,946)

   3,000  Belimo Automation AG
          Registered Shares                                   1,148,704          0.3
          World market leader in damper and
          volume control actuators for ventilation
          and air conditioning equipment.
          (cost $746,174)

  15,000  Gretag-Imaging Holding AG
          Registered Shares                                   2,172,651          0.5
          Manufactures image processing
          equipment and systems.
          (cost $1,423,297)

  13,000  Logitech International SA
          Registered Shares(2)                                3,672,086          0.9
          Manufactures personal computer input
          devices as well as producing trackballs,
          desktop publishing programs, and
          related software.
          (cost $1,789,886)

   4,600  Saia-Burgess Electronics Holding AG
          Registered Shares                                   1,616,973          0.4
          Develops and produces switches,
          motors, and programmable control
          devices. The company's products are
          mainly used in the automobile, heating &
          air conditioning and telecommunications
          industries.
          (cost $1,136,053)

                         THE SWISS HELVETIA FUND, INC.

Statement of Net Assets (continued)                          December 31, 1999


                                                                                Percent
   No. of                                                     Value             of Net
   Shares                  Security                         (Note A)            Assets
-----------------------------------------------------------------------------------------
Common Stocks and Warrants - (continued)

Electrical Engineering & Electronics - (continued)

   5,000  The Swatch Group of Switzerland
          Bearer Shares                                  $    5,756,073          1.4%
          Manufactures watches, watch
          components and microelectronics.
          Produces machine tools for scientific,
          medical and industrial use and small
          electric and alternative fuel compact cars
          worldwide.
          (cost $3,007,638)

   9,000  Swisslog Holding, Inc.
          Registered Shares                                   2,626,954          0.6
          Provides turnkey delivery of automated
          material handling systems, storage,
          order picking and transport systems.
          Delivers its systems to production,
          distribution and service companies
          throughout Europe.
          (cost $735,745)

   2,500  Tecan AG
          Registered Shares                                   1,059,256          0.3
          Manufactures and distributes
          components and complete solutions for
          the automation of laboratory processes.
          (cost $845,950)
                                                         --------------        -----
                                                             39,445,736          9.5
Food & Luxury Goods - 12.4%

   5,000  Barry Callebaut Ltd.
          Registered Shares                                     726,571          0.2
          Produces and markets raw chocolate and
          other cocoa based products.
          (cost $800,593)


                                                                                Percent
   No. of                                                     Value             of Net
   Shares                  Security                         (Note A)            Assets
-----------------------------------------------------------------------------------------
Food & Luxury Goods - (continued)

      60  Lindt & Sprungli AG
          Registered Shares                              $    1,485,782          0.3%
          Major manufacturer of premium Swiss
          chocolates.
          (cost $1,196,399)

  27,000  Nestle AG(1)
          Registered Shares                                  49,437,575         11.9
          Largest food and beverage processing
          company in the world.
          (cost $17,348,232)
                                                         --------------        -----
                                                             51,649,928         12.4

Insurance - 10.7%

   5,000  Baloise Holding
          Registered Shares                                   3,932,584          0.9
          Medium-sized insurer active in all
          sectors of insurance.
          (cost $1,981,491)

   6,000  Generali (Switzerland) Holding
          Registered Shares                                   1,965,978          0.5
          An insurance, financial and real estate
          services company.
          (cost $2,243,128)

  10,000  Schweizerische Ruckversicherungs-
          Gesellschaft (Swiss Reinsurance
          Company)(1)
          Registered Shares                                  20,532,296          4.9
          Second largest reinsurance company in
          the world.
          (cost $5,838,682)

  32,000  Zurich Allied Ltd.(1)
          Registered Shares                                  18,238,654          4.4
          A large worldwide insurance operator.
          (cost $5,196,372)
                                                         --------------        -----
                                                             44,669,512         10.7

                         THE SWISS HELVETIA FUND, INC.

Statement of Net Assets (continued)                          December 31, 1999

                                                                                Percent
   No. of                                                     Value             of Net
   Shares                  Security                         (Note A)            Assets
-----------------------------------------------------------------------------------------
Common Stocks and Warrants - (continued)

Life Sciences - 18.3%

  52,000  Novartis Ltd.(1)
          Registered Shares                              $   76,314,105         18.3%
          Life science group created by the
          consolidation of Sandoz and Ciba-Geigy.
          Manufactures health care products for
          use in a broad range of medical fields, as
          well as agricultural products. The
          second largest pharmaceutical entity in
          the world.
          (cost $30,098,514)
                                                         --------------        -----
                                                             76,314,105         18.3

Machinery - 3.2%

   1,200  Bucher Holding Ltd.
          Bearer Shares                                         979,223          0.3
          Manufacturer of agricultural machines,
          special vehicles, fruit juice equipment
          and plastics machines.
          (cost $798,266)

   5,000  Feintool International Holding
          Registered Shares                                   1,641,454          0.4
          Supplier of integrated systems for fine-
          blanking and forming technologies.
          (cost $1,059,527)

   7,000  Georg Fischer AG
          Registered Shares                                   2,416,672          0.6
          A mechanical engineering group that is a
          market leader in vehicle engineering and
          pipeline systems.
          (cost $2,262,232)


                                                                                Percent
   No. of                                                     Value             of Net
   Shares                  Security                         (Note A)            Assets
-----------------------------------------------------------------------------------------
Machinery - (continued)

   6,000  Mikron Holding AG
          Registered Shares                              $    2,632,603          0.6%
          Machine tools and milling machine
          producer.
          (cost $773,404)

   1,700  Rieter Holding AG
          Registered Shares                                   1,003,076          0.2
          Leading supplier of spinning machinery
          for the textile industry.
          (cost $569,618)

   2,000  Schindler Holding AG
          Registered Shares                                   3,201,306          0.8
          One of the world's largest elevator
          companies and a leading Swiss
          machinery enterprise.
          (cost $2,569,092)

   2,000  Sulzer AG
          Registered Shares(2)                                1,299,353          0.3
          Manufactures and sells industrial
          equipment, machinery, and medical
          devices.
          (cost $1,271,190)
                                                         --------------         ----
                                                             13,173,687          3.2

Miscellaneous Industries - 1.6%

   6,000  Huber & Suhner AG
          Registered Shares                                   2,410,395          0.6
          Manufactures a wide range of products,
          extending from cables for energy and
          electrical transmission to special
          products such as rubber.
          (cost $1,904,277)

                         THE SWISS HELVETIA FUND, INC.

Statement of Net Assets (continued)                          December 31, 1999


                                                                                Percent
   No. of                                                     Value             of Net
   Shares                  Security                         (Note A)            Assets
-----------------------------------------------------------------------------------------
Common Stocks and Warrants - (continued)

Miscellaneous Industries - (continued)

   3,000  Komax Holding Ltd.
          Registered Shares                              $    1,996,108          0.5%
          World leading manufacturer of wire
          processing machines.
          (cost $1,332,269)

   2,500  Phoenix Mecano AG
          Bearer Shares                                       1,255,414          0.3
          Leading Swiss packaging manufacturer
          for the mechanical engineering and
          electronics industry.
          (cost $1,179,117)

   6,000  Sia Abrasives Holding AG
          Registered Shares(2)                                  883,184          0.2
          Develops, manufactures and markets
          surface treatment, upgrade and polishing
          systems for various materials.
          (cost $889,072)
                                                         --------------        -----
                                                              6,545,101          1.6

Miscellaneous Services - 6.6%

  15,000  Adecco SA(1)
          Bearer Shares                                      11,675,350          2.8
          Leading personnel and temporary
          employment company.
          (cost $5,142,887)

   3,500  Compagnie Financiere Richemont AG
          Bearer Shares                                       8,348,503          2.0
          Investment company with principal
          interests in luxury goods and tobacco.
          (cost $3,155,503)


                                                                                Percent
   No. of                                                     Value             of Net
   Shares                  Security                         (Note A)            Assets
-----------------------------------------------------------------------------------------
Miscellaneous Services - (continued)

     700  Kuoni Travel Holding Ltd.
          Registered Shares                              $    2,904,400          0.7%
          Leader in the Swiss travel and tourism
          sector with subsidiaries in the United
          Kingdom, Germany, France and Austria.
          (cost $1,525,845)

     740  Moevenpick Holding
          Bearer Shares                                         366,957          0.1
          Through its subsidiaries, invests in the
          hotel and restaurant business worldwide.
          The company also produces food items
          under the Moevenpick name, including
          ice cream, coffee, salmon, and jams.
          (cost $220,288)

   4,500  PubliGroupe Ltd.
          Participation Certificates                          4,448,873          1.0
          Largest Swiss advertising intermediary.
          (cost $1,067,926)
                                                         --------------        -----
                                                             27,744,083          6.6

Pharmaceuticals - 17.4%

   2,500  Ares Serono SA
          Bearer Shares                                       5,335,509          1.3
          Develops and markets pharmaceutical
          and diagnostic products, and is the
          worldwide market leader in
          pharmaceutical products for the
          treatment of infertility.
          (cost $2,944,367)

   5,650  Roche Holdings Ltd.(1)
          Dividend Rights Certificates                       67,029,691         16.1
          Worldwide pharmaceutical company.
          (cost $15,895,280)
                                                         --------------        -----
                                                             72,365,200         17.4

                         THE SWISS HELVETIA FUND, INC.

Statement of Net Assets (concluded)                            December 31, 1999


                                                                                Percent
   No. of                                                     Value             of Net
   Shares                  Security                         (Note A)            Assets
-----------------------------------------------------------------------------------------
Common Stocks and Warrants - (continued)

Retailers - 2.1%

   2,500  Bon Appetit Holding AG
          Registered Shares                              $    2,471,596          0.6%
          Swiss market leader that operates
           "Cash and Carry."
          (cost $1,008,766)

  10,000  Charles Voegele Holding AG(2)
          Manufactures and markets a variety of               1,795,242          0.4
          clothing items for men, women and
          children.  Operates approximately 385
          retail stores in Switzerland, Germany,
          Austria, and the Benelux region.
          (cost $1,462,733)

   1,500  Jelmoli Holding Ltd.
          Bearer Shares                                       1,788,965          0.4
          Operates a network of retail/service
          outlets throughout Switzerland, including
          local dry cleaners, auto body shops,
          opticians, interior decorators, travel
          agencies, restaurants, pharmacies and
          retailers.
          (cost $888,220)

  10,000  Valora Holding AG
          Registered Shares                                   2,674,032          0.7
          Operates restaurants, food vending
          machines and specialty retail stores.
          (cost $2,333,483)
                                                         --------------        -----
                                                              8,729,835          2.1


                                                                                Percent
   No. of                                                     Value             of Net
   Shares                  Security                         (Note A)            Assets
-----------------------------------------------------------------------------------------
Telecommunications - 1.4%

  15,000  Swisscom AG
          Registered Shares                              $    6,063,649             1.4%
          Operates public telecommunication
          networks and offers network application
          services.
          (cost $5,049,193)
                                                         --------------           -----
                                                              6,063,649             1.4

Transport - 0.4%

   8,000  SAirGroup Holding Ltd.
          Registered Shares                                   1,609,441             0.4
          Switzerland's largest airline company.
          (cost $1,654,158)
                                                         --------------           -----
                                                              1,609,441             0.4



 801,650  Total Common Stocks and Warrants
          (Cost $191,008,370)(3)                         $  436,134,643           104.7%

          Liabilities in Excess of Other Assets             (19,536,125)           (4.7)
                                                         --------------           -----
          Net Assets Applicable to 23,782,732
          Shares of Common Stock Outstanding             $  416,598,518           100.0%
                                                         ==============           =====
          Net Asset Value Per Share
          ($416,598,518 / 23,782,732)                            $17.52
                                                                 ======

----------
(1) One of the ten largest portfolio holdings.
(2) Non-income producing security.
(3) Aggregate cost for federal tax purposes was $191,036,787. Descriptions of the companies have not been audited by Deloitte & Touche LLP.

    See Notes to the Financial Statements.

                         THE SWISS HELVETIA FUND, INC.

Statement of Operations                   For the Year Ended December 31, 1999

------------------------------------------------------------------------------------------------------------------------
Investment Income:
         Dividends (Less foreign taxes withheld of $860,335)                                               $  4,984,992
         Interest                                                                                                 1,188
                                                                                                           ------------
           Total income                                                                                       4,986,180
                                                                                                           ------------
Expenses:
         Investment advisory fee                                                                              3,259,015
         Administration fee                                                                                     439,036
         Directors' fees and related expenses                                                                   247,958
         Professional fees                                                                                      201,413
         Custodian fees                                                                                         167,689
         Accounting fee                                                                                         126,522
         Miscellaneous                                                                                          106,911
         Transfer agent fee                                                                                      90,365
         Franchise tax                                                                                           66,026
         Printing and postage                                                                                    63,809
                                                                                                           ------------
           Total expenses                                                                                     4,768,744
                                                                                                           ------------
Net investment income                                                                                           217,436
                                                                                                           ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
         Net realized gain from security transactions                                                        26,511,278
         Net realized foreign exchange loss                                                                  (1,880,394)
         Change in unrealized appreciation/depreciation of investments                                      (39,948,195)
         Change in unrealized appreciation/depreciation on translation of assets and liabilities
           denominated in foreign currency                                                                     (174,500)
                                                                                                           ------------
Net loss on investments                                                                                     (15,491,811)
                                                                                                           ------------
Net Decrease in Net Assets Resulting from Operations                                                       $(15,274,375)
                                                                                                           ============

----------
See Notes to the Financial Statements.

                         THE SWISS HELVETIA FUND, INC.

Statements of Changes in Net Assets


                                                                                For the                    For the
                                                                               Year Ended                 Year Ended
                                                                              December 31,               December 31,
                                                                                  1999                       1998
-----------------------------------------------------------------------------------------------------------------------
Increase/(Decrease) in Net Assets:
Operations:
         Net investment income                                               $    217,436              $     30,371
         Net realized gain from security transactions                          26,511,278                23,170,402
         Net realized foreign exchange gain/(loss)                             (1,880,394)                2,462,144
         Change in unrealized appreciation/depreciation of investments        (39,948,195)               63,014,424
         Change in unrealized appreciation/depreciation on translation
            of assets and liabilities denominated in foreign currency            (174,500)                  (14,447)
                                                                             ------------              ------------
         Net Increase/(Decrease) in Net Assets Resulting
           from Operations                                                    (15,274,375)               88,662,894
                                                                             ------------              ------------
Dividends to Shareholders from:
         Net Investment Income:                                                  (739,261)               (1,651,016)
         Capital Gains:                                                       (25,045,011)              (23,126,547)
                                                                             ------------              ------------
           Total distributions to shareholders                                (25,784,272)              (24,777,563)
                                                                             ------------              ------------
Capital Share Transactions:
         Value of shares repurchased through stock buyback                    (12,258,663)                       --
                                                                             ------------              ------------
         Total decrease from capital share transactions                       (12,258,663)                       --
                                                                             ------------              ------------
         Total increase/(decrease) in net assets                              (53,317,310)               63,885,331

Net Assets:
         Beginning of year                                                    469,915,828               406,030,497
                                                                             ------------              ------------
         End of year                                                         $416,598,518              $469,915,828
                                                                             ============              ============

-------------
See Notes to the Financial Statements.

                         THE SWISS HELVETIA FUND, INC.

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                             For the Years Ended December 31,
                                                       ---------------------------------------------------------------------------
                                                         1999             1998            1997            1996             1995
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance(1):
  Net asset value at beginning of year                 $  19.07        $  16.48         $  12.07        $  12.28         $   9.90
                                                       --------        --------         --------        --------         --------
Income from Investment Operations:
  Net investment income/(expenses in
         excess of income)                                 0.01            0.00(4)         (0.02)           0.05             0.03
  Net realized and unrealized gain/(loss)
         on investments(2)                                (0.48)           3.60             4.86            0.12             3.41
                                                       --------        --------         --------        --------         --------
  Total from Investment Operations                        (0.47)           3.60             4.84            0.17             3.44
                                                       --------        --------         --------        --------         --------
  Capital charge resulting from the issuance
    of fund shares                                           --              --               --              --            (0.73)
                                                       --------        --------         --------        --------         --------
Less Distributions:
  Dividends from net investment income                    (0.03)          (0.07)              --           (0.05)           (0.03)
  Distributions from net realized
    capital gains                                         (1.05)          (0.94)           (0.43)          (0.33)           (0.30)
                                                       --------        --------         --------        --------         --------
  Total distributions                                     (1.08)          (1.01)           (0.43)          (0.38)           (0.33)
                                                       --------        --------         --------        --------         --------
  Net asset value at end of year                       $  17.52        $  19.07         $  16.48        $  12.07         $  12.28
                                                       ========        ========         ========        ========         ========
  Market value per share, end of year                  $  13.81        $  16.00         $  13.72        $   9.94         $  10.63
                                                       ========        ========         ========        ========         ========
Total Investment Return(3):
  Based on market value per share                         (7.06)%         23.82%           42.66%          (2.93)%          16.27%
  Based on net asset value per share                      (1.09)%         22.89%           41.08%           1.98%           28.20%
Ratios to Average Net Assets:
  Expenses                                                 1.11%           1.09%            1.17%           1.22%            1.38%
  Net investment income/(expenses
    in excess of income)                                   0.05%           0.01%           (0.14)%          0.25%            0.27%
Supplemental Data:
  Net assets at end of year (000)                      $416,599        $469,916         $406,030        $296,008         $301,204
  Average net assets during period (000)               $428,072        $464,967         $354,923        $306,069         $231,234
  Portfolio turnover rate                                    14%             13%              13%             19%              10%

----------
(1) Per share amounts for the years ended December 31, 1995 through December 31, 1997 have been restated to reflect 2:1 stock split effective October 16, 1998.
(2) Includes net realized currency gain/(loss).
(3) Total investment return based on market value differs from total investment return based on net asset value due to changes in the relationship between the Fund's market price and its net asset value per share. Returns from 1998, 1997 and 1995 have been restated to reflect subsequent changes to dividend reinvestment calculations.
(4) Less than $0.01 per share.

                         THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

A. Significant Accounting Policies - The Swiss Helvetia Fund, Inc. (the "Fund") which was incorporated in Delaware on October 24, 1986 and began operations August 27, 1987, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end Investment Management Company. Its objective is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

   When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the income and expenses that we report for the period. Our estimates could be different from the actual results. Under certain circumstances, it is necessary to reclassify prior year information in order to conform to the current year's presentation. The Fund's significant accounting policies are:

   Security Valuation - The Fund states its investments at value. The Fund values a security that is traded on the Swiss stock exchange at the last sales price on the day of valuation. If there is no sales price available, the Fund values the security at the mean between the closing bid and asked prices for that day. A security that is not traded on the Swiss stock exchange is valued at the mean between the current bid and asked prices. If bid and asked prices are not available, the Fund uses a fair value that is determined in good faith by or under the direction of the Fund's Board of Directors.

   Securities Transactions and Investment Income - The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. The Fund records Swiss withholding tax as an expense, net of an amount receivable from Swiss tax authorities in accordance with a tax treaty.

   Foreign Currency Translation - The Fund's books and records are maintained in U.S. dollars. The Fund translates Swiss franc amounts into U.S. dollars based on the following criteria.

   o The Fund adjusts asset and liability accounts to reflect the current exchange rate at the end of the period.

   o The Fund includes in the period's net realized foreign exchange gain or loss, the exchange gain or loss that occurs due to exchange rate changes from the time an income or expense amount is accrued and the time it is realized.

   o The Fund records securities at cost based upon exchange rates at the time that Swiss francs are purchased or received. Exchange rates are identified on a first-in, first-out basis.

   It is not practical for the Fund to distinguish the portion of its operation results attributable to exchange rate changes from the portion attributable to market price changes.

   Federal Income Taxes - The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

   The Fund declares and pays dividends from net investment income annually, and records distributions of capital gains on the ex-dividend date. The Fund is organized as a regulated investment company under Subchapter M of the Internal Revenue Code. As long as it maintains this status and distributes to its shareholders all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees - Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's investment advisor. As compensation for its advisory services, the Fund pays HCC an annual fee based on the Fund's month-end net assets. This fee is calculated and paid monthly at the following annual rates. 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of the amount over $600 million. For the year ended December 31, 1999, advisory fees were $3,259,015

                         THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements                                      (concluded)

   of which $272,678 was payable at the end of the period. The Fund paid Hottinger & Cie $9,962 in brokerage commissions for the year ended December 31, 1999.

   Investment Company Capital Corp. ("ICC"), is the Fund's administrator. As compensation for its administrative services, the Fund pays ICC an annual fee based on the Fund's average net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.20% of the first $75 million, 0.15% of the next $75 million, 0.10% of the next $75 million, 0.05% of the next $275 million, and 0.03% of the amount over $500 million. For the year ended December 31, 1999, administration fees were $439,036 of which $36,920 was payable at the end of the period.

   Certain officers and/or directors of the Fund are officers and/or directors of HCC, Hottinger U.S., Inc., Hottinger & Cie and/or ICC.

   PFPC Trust Company is the Fund's custodian and PFPC, Inc. is the Fund's transfer agent. PFPC Trust Company and the Fund have entered into an agreement with Credit Suisse First Boston that provides for the custody of Swiss securities that the Fund holds.

C. Capital Share Transactions - The Fund is authorized to issue up to 50 million shares of $.001 par value capital stock. HCC owned 48,202 of the 23,782,732 shares outstanding on December 31, 1999.

D. Stock Repurchase Program - On February 5, 1999, the Fund announced that its Board of Directors had authorized the Fund to repurchase up to 1,000,000 shares of its common stock in open market purchases to be effected on the New York Stock Exchange. On December 7, 1999 the Fund announced that its Board of Directors had increased this authorization by 2,000,000 shares. The Board of Directors and Management expect to make these purchases from time to time during 2000. The principal purpose of the repurchases is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. This may also have the effect of temporarily reducing the current discount of approximately 20 percent. During the year ended December 31, 1999 the Fund repurchased and retired 859,300 shares for $12,258,663 at an average price of $14.27 and a weighted average discount of 18.64%.

   Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock in the open market in addition to the above program.

E. Directors' Fees - The Fund pays each director who is not affiliated with the Fund, its investment advisor or administrator approximately $8,200 per annum in compensation, except for the Chairman of the Audit Committee, who receives an annual fee of approximately $9,025. In addition, each unaffiliated director receives $750 for each attended directors' meeting, $750 for each committee meeting attended, if it is held separately, and reimbursement for out-of-pocket expenses in conjunction with attendance at meetings. For the year ended December 31, 1999 accrued directors' fees were $109,308.

F. Investment Transactions - Excluding short-term obligations, purchases of investment securities aggregated $57,278,743 and sales of investment securities aggregated $61,666,320 for the year ended December 31, 1999.

   On December 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $245,675,638 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $577,782.

G. Federal Income Tax Information - Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. These reclassifications have no effect on net assets or net asset values per share.In addition, the Fund has deferred post October losses of $138,353 to next year.

H. Net Assets - At December 31, 1999, net assets consisted of:

   Paid-in capital                                        $170,716,011
   Undistributed net investment loss                          (138,353)
   Undistributed net realized gain
      from security transactions                             1,098,872
   Unrealized appreciation of investments                  245,126,273
   Unrealized currency translation loss                       (204,285)
                                                          ------------
                                                          $416,598,518
                                                          ============

                         THE SWISS HELVETIA FUND, INC.

Independent Auditors' Report


To the Board of Directors and Stockholders of The Swiss Helvetia Fund, Inc.:

We have audited the accompanying statement of net assets of The Swiss Helvetia Fund, Inc. as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Princeton, New Jersey
January 24, 2000


Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940. The Codes of Ethics apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund's portfolio, who help execute the portfolio manager's decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes of Ethics is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities. Additionally, the Fund's portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund.

                         THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)
(concluded)

The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

Distributions

The following information summarizes all distributions declared by the Fund during the year ended December 31, 1999.

Domestic Ordinary Income                                  --
Foreign Source Income                                    .03
                                                       -----
     Total Ordinary Income                               .03
                                                       =====
Long-Term Capital Gains                                 1.05
                                                       -----
     Total Distributions                                1.08
                                                       =====

Foreign Taxes Paid or Withheld                          .035


The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

The Fund's long-term capital gain distributions of $1.05 per share are all taxable at the 20% capital gains rate.

                         THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan


The Plan

         The Swiss Helvetia Fund's (the "Fund") Dividend Reinvestment Plan offers you a convenient way to invest your income dividends and capital gains distributions in additional shares of the Fund's common stock thereby increasing your holdings of the Fund's shares. Participation in the Plan does not alter the normal federal, state and local income tax consequences associated with income dividends and capital gains distributions.

         The Plan is designed to allow all stockholders an opportunity to participate. Some of the Plan features are:

1. Dividend reinvestment automatically increases the number of shares you own.

2. Dividends and distributions are reinvested in additional shares at the lower of net asset value or market price.

3. Shares purchased through the Plan are recorded in your account providing protection against theft or destruction of share certificates.

4. You may terminate your Plan account at any time.

         Not all brokerage firms holding shares in brokerage accounts permit participation in dividend reinvestment plans such as the Plan, and even if your brokerage firm does permit such participation, you may not be able to transfer such shares to another broker who does not permit such participation. You are encouraged to contact your brokerage firm to determine any restrictions upon participation.

How Do I Enroll In The Plan?

         To participate in the Fund's Dividend Reinvestment Plan, please contact your broker or PFPC, Inc.

         To start the Plan with a specific dividend, please forward the required form to your broker or PFPC 10 days prior to the record date for that dividend.

How Does The Plan Work?

         When a dividend is declared, non-participants in the Plan will receive cash. Plan participants will receive the equivalent in shares of the Fund valued at the lower of the market price or net asset value as described below.

1. Whenever net asset value is equal to or less than market price by no more than 5% at the time of valuation, you will be issued shares at net asset value.

2. If the net asset value is less than 95% of the market price on the valuation date, you will be issued shares at 95% of the market price of shares.

3. If net asset value exceeds the market price of shares on the valuation date, PFPC, as agent for the participants, will buy shares on the open market on the New York Stock Exchange or elsewhere, for your account.

         If, before PFPC has completed its purchase, the market price exceeds the net asset value of shares, the average per share purchase price paid by PFPC may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Will The Entire Amount Of My Distribution Be Reinvested?

         As a Plan participant, the entire amount of your distribution will be reinvested. For any balance that is insufficient to purchase a whole share, the amount will be credited to your account in fractional shares.

Will Stock Certificates Be Issued For Transactions in the Plan?

         You will be issued a stock certificate upon request.

Is There Any Charge To Participate In The Plan?

         There is no charge to participants for reinvesting dividends or distributions. PFPC's fee for handling the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charge to stockholders for shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each participant, however, will pay a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases in connection with the reinvestment of dividends or distributions.

How Can I Discontinue My Participation In The Plan?

         You may terminate your account under the Plan by notifying your broker or PFPC in writing. Upon termination, you will receive a certificate for the number of shares held in the Plan.

Where Can I Direct My Questions And Correspondence?

         Questions and correspondence concerning the Plan should be directed to:

         PFPC, Inc.
         P.O. Box 8950
         Wilmington, Delaware, 19899
         1-800-852-4750

                         THE SWISS HELVETIA FUND, INC.


                              Amendment to By-Laws
At the Board of Directors Meeting held on March 18, 1999, the Board adopted an amendment to its By-Laws which requires among other things, that all matters, including the nomination and election of Directors, to be considered and brought before any annual or special meeting of stockholders of the Fund shall be limited to only such matters as shall properly be brought before such meeting in compliance with the provisions of the amendment. The amendment provides that any stockholder nominee for director and any other stockholder proposal to be considered at an annual or special meeting requires a written notice to be provided to the Secretary of the Fund, in the case of an annual meeting, not less than 90 nor more than 120 days prior to the first anniversary of the annual meeting of stockholders for the preceding year and, in the case of a special meeting, not later than the close of business on the 10th day following the day on which the date of the special meeting is publicly announced or disclosed by the Fund. The exact text of the amendment to the By-Laws has been filed with the Securities and Exchange Commission.